First Northwest Bancorp

Investor Presentation

2024 Fourth Quarter and Year End

January 2025

Forward Looking Statement

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the transactions discussed, business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, including the ability to collect, the outcome of litigation and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K, Form 10-Qs, and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are presented below.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of December 31, 2024. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

Positioning for 2025

- Successful interest rate hedge, tied to SOFR index, added $1.1 million to 2024 earnings and maintains positive carry for additional 25 bps of rate cuts
- Sold $23.2 million of lower yielding securities, resulting in a $2.1 million loss
- Surrendered Bank-owned life insurance and reinvested into higher yielding policies, increasing pre-tax earnings by 74 basis points
- Finalized a sale-leaseback transaction for certain locations, resulting in a $7.9 million gain being recorded
- Completed a reduction in force of 9% of the workforce, reducing compensation expense by ~$820 thousand in the fourth quarter
- Consent order relating to consumer protection matters from November 2023 was lifted on October 23, 2024

Fourth Quarter 2024 Results

Reported net interest margin of 2.73% an increase of 2 bps from last quarter primarily driven by reductions in funding costs of certificate of deposits

Increased AFS investments by $29.5 million in the fourth quarter of 2024 – strategic positioning of the balance sheet for 2025

Recorded $3.9 million in charge-offs related to six commercial business loans

Strong organic loan originations of $72.6 million in fourth quarter

Grew core deposit average balances by $35.4 million quarter over quarter, average wholesale funding decreased $23.0 million

2024 Year End Financial Summary

PPNR*	• PPNR* of $8.9 million, an increase of $4.7 million over the prior year, primarily related to the sale-leaseback transaction gain of $7.6 million and a decrease in noninterest expenses of $1.5 million offset by the $2.1 million loss on sale of investment securities
Loans	• Loans increased by $32.4 million or 2.0% during 2024 • Provision of $3.8 million, included $5.3 million of net charge-offs
Deposits	• Customer deposits grew by $16.9 million or 1% during 2024 • Stable loan to deposit ratio of 99.3%, up slightly from 98.0% at the end of 2023
Capital	• TCE* decreased in 2024 to 7.02% from 7.28% in the prior year • Book Value per share increased to $16.86 compared to $16.58 over the prior year

* Non-GAAP reconciliation provided on page 28

Fourth Quarter 2024 GAAP Results

Selected Financial Data ($ in thousands, except for per share data)	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Net Interest Income	$ 14,137	$ 14,020	$ 14,234	$ 13,929	$ 14,195	$ 14,950	$ 15,982	$ 16,305
Provision for Credit Losses	3,655	3,134	8,739	970	1,152	371	300	(500)
Total Noninterest Income	1,300	1,779	7,347	2,188	(2,930)	2,904	1,711	2,334
Total Revenue	**15,437**	**15,800**	**21,581**	**16,117**	**11,265**	**17,854**	**17,693**	**18,640**
Total Noninterest Expense	**14,232**	**15,848**	**15,609**	**14,303**	**16,990**	**14,375**	**15,216**	**14,872**
Income before Taxes	(2,450)	(3,183)	(2,767)	843	(6,876)	3,107	2,177	4,267
Net Income (Loss)	**(2,810)**	**(1,980)**	**(2,220)**	**396**	**(5,522)**	**2,504**	**1,776**	**3,528**
Earnings Per Share	**(0.32)**	**(0.23)**	**(0.25)**	**0.04**	**(0.62)**	**0.28**	**0.20**	**0.39**
Total Assets	**2,232,006**	**2,255,486**	**2,215,962**	**2,240,020**	**2,201,797**	**2,153,545**	**2,162,878**	**2,172,094**
Gross Loans Receivable (ex HFS)	1,695,635	1,736,386	1,697,107	1,710,731	1,660,028	1,634,978	1,638,161	1,579,463
Allowance for Credit Losses on Loans & Leases	(20,449)	(21,970)	(19,343)	(17,958)	(17,510)	(16,945)	(17,297)	(17,396)
All Other Assets	556,820	541,069	538,198	547,247	559,279	535,512	542,015	610,026
Total Liabilities	**2,078,124**	**2,094,697**	**2,057,081**	**2,079,514**	**2,038,457**	**1,997,480**	**2,003,321**	**2,011,758**
Total Deposits	1,688,026	1,711,641	1,708,289	1,666,624	1,676,892	1,657,762	1,653,122	1,594,208
Borrowings	336,014	334,994	302,575	371,455	320,936	300,416	303,397	379,377
Other Liabilities	54,084	48,061	46,218	41,435	40,630	39,302	46,802	38,172
Total Shareholders' Equity	**153,882**	**160,789**	**158,881**	**160,506**	**163,340**	**156,065**	**159,557**	**160,336**
Net Interest Margin	**2.73%**	**2.71%**	**2.76%**	**2.76%**	**2.84%**	**2.97%**	**3.25%**	**3.46%**
PPNR ROAA *	**0.22%**	**-0.01%**	**1.08%**	**0.34%**	**-1.07%**	**0.65%**	**0.48%**	**0.76%**
Effective Tax Rate	-14.67%	37.79%	19.78%	53.00%	19.70%	19.42%	21.81%	19.33%
Noninterest Expense to Average Assets	2.57%	2.85%	2.83%	2.66%	3.17%	2.67%	2.88%	2.94%

* Non-GAAP reconciliation provided on page 28

Securities Portfolio



Corporate Debt
25%
Municipal
23%
Q4 2024
Yield
4.64%
MBS-Corporate
22%
MBS-Agency
30%

Investment Portfolio Characteristics as of:	Q4 2024	Q4 2023
Book Value	$376.3 million	$333.9 million
Market Value	$340.3 million	$295.6 million
Effective Duration	3.9 years	4.8 years
Average Life	6.9 years	7.7 years
Portfolio Yield	4.64%	4.53%
Non-agency CMBS	28.68%	21.30%
Unrealized Gain/Loss on Investments	($28.2) million	($30.1) million

- Investment security purchases during the fourth quarter of 2024 totaled $47.1 million, carrying an estimated weighted-average yield of 6.7% with a weighted-average life of 3.1 years
- A mix of fixed and variable rate securities were purchased to manage interest rate risk exposure
- 100% available-for-sale securities

Loan Portfolio Composition



Commercial Real Estate 23%
1-4 Family 23%
Construction and Land Development 5%
Multi-Family 20%
Auto 8%
Other Consumer 12%
C&I 9%
Q4 2024
Yield
5.59%

Loans by Type ($ in Thousands)	Q4 2024	% of Total	Change from Q4 2023	Q4 2023
Commercial Real Estate	$391,301	23.1%	($1,867)	$393,168
1-4 Family	395,671	23.3%	16,896	378,776
Construction and Land Development	78,428	4.6%	(51,765)	130,193
Multi-Family	333,612	19.7%	3,477	330,135
Auto	128,909	7.6%	1,210	127,699
Other Consumer	197,579	11.7%	24,310	173,269
C&I	151,185	8.9%	39,168	112,018
Deferred Fees	19,137	1.1%	4,367	14,770
Total Loans, excluding ACLL	**$1,695,823**	**100.0%**	**$35,795**	**$1,660,028**

- Most recent quarter yield on loans of 5.59% compared to 5.38% from Q4 2023
- During Q4 interest reversals for loans placed on non-accrual totaling $46,000 resulted in a lower yield on loans; without these reversals, the adjusted loan yield would have been 5.60%
- Construction and Land Development is comprised of Land 8.1%, 1-4 Family construction 17.7%, and Multi-Family construction 74.2%
- Commercial real estate (excluding Multi-Family) is comprised of 70.3% Nonowner Occupied and 29.7% Owner Occupied
- Total loans increased 2.16%, or $35.8 million, over prior year

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Thousands)	Q4 2024 Balance	% of Total	Q3 2024 Balance	% of Total	Q2 2024 Balance	% of Total	Q1 2024 Balance	% of Total	Q4 2023 Balance	% of Total
Pass (Grades 1-3)	$1,566,177	92.35%	$1,594,156	91.89%	$1,582,848	93.21%	$1,594,284	93.15%	$1,549,910	93.37%
Watch (Grade 4)	76,013	4.48%	86,098	4.96%	65,445	3.85%	65,049	3.80%	60,245	3.63%
Special Mention (Grade 5)	11,090	0.65%	7,623	0.44%	10,053	0.59%	15,928	0.93%	14,739	0.89%
Substandard (Grade 6)	42,543	2.51%	46,927	2.71%	39,751	2.34%	36,181	2.11%	35,134	2.12%
Doubtful (Grade 7)	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Loss (Grade 8)	0	0.00%	3	0.00%	27	0.00%	0	0.00%	0	0.00%
Total Loans	**$1,695,823**		**$1,734,807**		**$1,698,124**		**$1,711,442**		**$1,660,028**	
Non-performing Loans	$30,515		$30,376		$23,631		$19,481		$18,644	
% of Total Loans	**1.80%**		**1.75%**		**1.39%**		**1.14%**		**1.12%**	

Nonperforming loans totaled $30.5 million as of December 31, 2024, an increase of $139,000 from September 30, 2024.



Allowance for Credit Losses (ACL)
Allowance for credit losses
ACL/Loans
$20,449
$21,970
$19,343
$17,958
$17,510
1.21%
1.27%
1.14%
1.05%
1.06%
Q4 2024
Q3 2024
Q2 2024
Q1 2024
Q4 2023



Net Charge Offs (Recoveries)
$5,281
$450
$7,255
$791
$597
Q4 2024
Q3 2024
Q2 2024
Q1 2024
Q4 2023

The percentage of the allowance for credit losses on loans to nonperforming loans decreased to 67% as of December 31, 2024, from 72% as of September 30, 2024, and from 94% as of December 31, 2023. This ratio continued to decline as higher balances of real estate loans are included in nonperforming assets with no significant corresponding increase to the ACLL as these collateral dependent loans were considered adequately reserved for based on information available at each period end.

Classified Asset Trend

Amortized Cost of Classified Assets ($ in Thousands)	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Relationship 1	$ 11,384	$ 11,187	$ 11,187	$ 14,437	$ 14,981
Relationship 2	8,150	8,177	8,099	-	-
Relationship 3	6,402	6,439	-	-	-
Relationship 4	6,197	6,228	9,134	9,268	9,283
Relationship 5	3,307	3,385	3,458	3,531	3,602
Relationship 6	2,158	5,853	263	1,080	-
All other classified loans [1]	4,945	5,661	7,637	7,865	7,268
Total Classified Assets	**$ 42,543**	**$ 46,930**	**$ 39,778**	**$ 36,181**	**$ 35,134**

- Relationship 1 is an $11.4 million construction loan, which became a classified loan in the fourth quarter of 2022
- Relationship 2 is an $8.1 million commercial construction loan, which became classified in the second quarter of 2024
- Relationship 3 is a $6.4 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- Relationship 4 is a $6.2 million commercial loan relationship, which became classified in the fourth quarter of 2023
- Relationship 5 is a $3.3 million commercial loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- Relationship 6 is a group of commercial business loans that have similar collateral, with 15 loans totaling $2.2 million
- During the fourth quarter net charge-offs of $4.2 million related to the 6 relationships were recorded
- The Bank has exercised legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the real estate loans for Relationship 1, Relationship 2, Relationship 4, and the aggregated loans in Relationship 6

1 – Loans less than $2.5 million

Credit Quality – Classified Asset Summary

Classified Assets Schedule ($ in Thousands)	Loan Category	Amortized Cost	% Total Assets	Status
Relationship 1	CRE – Condo	11,384	0.51%	•Condo project located in Bellevue, WA •Units are currently listed for sale
Relationship 2	CRE – Multifamily	8,150	0.37%	•Townhome project in Seattle, WA •Project nearing completion and one unit is presold
Relationship 3	CRE – Office	6,402	0.29%	•Office Building in Fremont, WA •Working with Borrower to restructure credit
Relationship 4	CRE – Warehouse	6,197	0.28%	•Warehouse buildings in WA & OR •Involved in protracted bankruptcy collections
Relationship 5	SBA loan - 75% guaranty	3,307	0.15%	• Working capital loan collateralized by business assets • SBA guarantee covers $2.4 million of the outstanding loan balance
Relationship 6	Commercial – Equipment Loans	2,158	0.10%	•Group of equipment related to litigation connected to Relationship 4 •Bank closely monitoring additional $2.8 million of related loans
All other classified loans		4,945	0.22%	
Total Classified Assets		**42,543**	**1.91%**	

Activity since December 31, 2024 includes:

- Sale of three units in the condo project in Loan 1, sales price supports current book value
- Three units under contract in Loan 1, sales price support current book value

Core Deposit Composition



Brokered CDs
11%
Noninterest
Checking
15%
Interest
Checking
10%
Savings
12%
Money
Market
24%
Certificate of
Deposit
28%
Q4 2024
Cost of Deposits
2.58%

Deposits by Type ($ In Thousands)	Q4 2024 Balance	% of Total	Change from one year ago
Noninterest Checking	$256,417	15.2%	$4,333
Interest Checking	164,891	9.8%	(4,527)
Savings	205,055	12.1%	(37,093)
Money Market	413,822	24.5%	51,617
Certificate of Deposit	464,921	27.5%	21,507
Brokered CDs	182,921	10.8%	(24,703)
Deposits	**$1,688,026**	**100.0%**	**$11,134**
Core Deposits[1]	$1,505,105	89.2%	$35,837

- Cost of total deposits up 2 basis points from Q3 2024 and up 46 basis points from the Q4 2023
- Customer deposits migrated to higher yielding money market accounts and CDs over the past year
- During the fourth quarter, total customer deposit balances decreased $2.8 million and brokered deposit balances decreased $20.8 million
- The current rate environment continues to contribute to greater competition for deposits

1 - Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Repricing Time Deposits

Based on current maturities within the portfolio and assuming no further interest rate adjustments in the Fed Funds Rate, there are $580.0 million of time deposits repricing in next 12 months

- $426.6 million of customer deposits are repricing at an average rate of ~64 basis points lower based on current rates with 2025 expected savings of $2.0 million of interest expense
- $154.4 million of brokered deposits are repricing at an average rate of ~47 basis points lower based on current rates with 2025 expected savings of $705 thousand of interest expense
- Total of $2.7 million of expected interest expense savings in 2025

Schedule of Maturing Certificate of Deposits

($ in thousands)

Customer Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q1 25	185,770	4.32%	3.52%	-0.80%
Q2 25	120,340	4.35%	3.71%	-0.64%
Q3 25	84,081	4.34%	3.82%	-0.51%
Q4 25	36,416	3.70%	3.63%	-0.07%
Total Customer	**426,608**	**4.28%**	**3.64%**	**-0.64%**

Brokered Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q1 25 [1]	97,460	4.94%	4.30%	-0.64%
Q2 25	32,500	5.20%	4.30%	-0.90%
Q3 25	21,149	3.75%	4.30%	0.55%
Q4 25	2,262	0.95%	4.30%	3.35%
Total Brokered	**153,371**	**4.77%**	**4.30%**	**-0.47%**

1 - Includes $52.5 million of callable deposits with a settlement date in January 2025; maturity dates were December 2026, 2027, and 2028

Capital Management

Status of Share Repurchase Program

- The Company has bought back a total of 3,985,342 shares since 2016
- In April 2024, the Company announced that its Board of Directors has authorized the repurchase of 10% , or 944,279, of authorized and outstanding shares
- As of December 31, 2024, the Company had repurchased 98,156 shares of common stock at an average price of $10.19 per share for a total cost of $1.0 million under the April 2024 plan



Shares Repurchased
813,400
388,500
623,813
477,837
575,859
349,407
356,343
87,895
312,288
2016
2017
2018
2019
2020
2021
2022
2023
2024

Dividend History

- The Company has paid a cash dividend every quarter since the fourth quarter of 2018



Dividends Paid
$0.21
$0.25
$0.28
$0.28
$0.28
2020
2021
2022
2023
2024

Strategic Focus

- Grow customer deposits with focus on treasury management and digital platforms
- Expand our loan and deposit production with commercial relationships
- Target home equity growth with digital channel
- Continue collection and liquidation efforts for classified asset
- Grow and maintain capital
- Focus on operating efficiencies

Strategic Priorities

First Northwest Bancorp

Our mission:

To improve the lives of those we serve

- Reduce credit costs in 2025
- Focus on net interest margin and being prepared for interest rate changes
- Continue to focus on noninterest expense and operating efficiencies
- Organic loan and deposit growth through multiple customer channels
- Maintain strong risk management practices

First Fed Executive Team



Matt Deines
President and CEO



Geri Bullard
Chief Financial Officer &
Chief Operating Officer



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Chris Neros
Chief Banking Officer



Chris Riffle
Chief Strategy Officer &
General Counsel

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam and Jefferson Counties

- Bank holding company for First Fed, a growing community bank with $2.2 billion in assets as of December 31, 2024
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

Thank You!

Contact

Matt Deines
President and CEO
matt.deines@ourfirstfed.com

Geri Bullard
EVP | CFO and COO
geri.bullard@ourfirstfed.com

Appendix

Net Interest Income and Margin

($ in Thousands)



$22,000
$19,500
$17,000
$14,500
$12,000
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.96%
3.46%
3.25%
2.97%
2.84%
2.76%
2.76%
2.71%
2.73%
$18,931
$16,305
$15,982
$14,950
$14,195
$13,929
$14,234
$14,020
$14,137
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Net Interest Income
Net Interest Margin

Performance Metrics

Net Income (Loss) ($ in Thousands)



$10,340
$15,418
$15,655
$2,286
-$6,613
2020
2021
2022
2023
2024

ROAA (%)



0.72%
0.87%
0.79%
0.11%
-0.30%
2020
2021
2022
2023
2024

Efficiency Ratio (%)



69.33%
73.59%
77.71%
93.89%
84.44%
2020
2021
2022
2023
2024

Net Interest Margin (%)



3.26%
3.51%
3.79%
3.13%
2.71%
2020
2021
2022
2023
2024

Performance Metrics

Return on Avg. Equity



5.79%
8.19%
9.08%
1.43%
-4.09%
2020
2021
2022
2023
2024

Earnings per Share



$1.10
$1.66
$1.70
$0.26
-$0.76
2020
2021
2022
2023
2024

Historical Book Value per Share



$18.19
$18.89
$16.60
$16.58
$16.86
2020
2021
2022
2023
2024

Historical CE and TCE Ratios *



11.27%
9.82%
8.02%
7.28%
7.02%
2020
2021
2022
2023
2024

* Non-GAAP reconciliation provided on page 28

Balance Sheet Growth

($ in Millions)

Total Assets

CAGR[1]: 7.8%



$1,654
$1,921
$2,042
$2,202
$2,232
2020
2021
2022
2023
2024

Total Loans and Leases

CAGR[1]: 10.1%



$1,142
$1,350
$1,531
$1,643
$1,675
2020
2021
2022
2023
2024

Total Deposits

CAGR[1]: 6.1%



Loans / Deposits
$1,334
$1,581
$1,564
$1,677
$1,688
86%
85%
98%
98%
99%
2020
2021
2022
2023
2024

Total Equity



$186
$190
$158
$163
$154
2020
2021
2022
2023
2024

1 - CAGR calculated from first period to last period shown in chart

Bank Level Capital Ratios


Equity/Total Assets, Tangible CE/Tangible Assets *
Equity/Total Assets
TCE/TA
10.05% 10.05%
10.36% 10.27%
8.73% 8.65%
8.29% 8.22%
8.05% 7.99%
2020
2021
2022
2023
2024


Leverage Ratio (as reported on FFIEC Form 051)
10.28%
10.56%
10.41%
9.90%
9.39%
2020
2021
2022
2023
2024


Tier 1 Capital Ratio (as reported on FFIEC Form 051)
13.40%
13.79%
12.83%
13.12%
12.36%
2020
2021
2022
2023
2024


Total RBC Ratio (as reported on FFIEC Form 051)
14.59%
14.88%
13.81%
14.11%
13.52%
2020
2021
2022
2023
2024

* Non-GAAP reconciliation provided on page 28

Liquidity Overview

($ in thousands)	Three Months Ended Q4 2024	Q3 2024	Sequential Quarter Change Q4 2024
Brokered deposits	$182,921	$203,711	($20,790)
Public and tribal deposits	120,929	139,729	(18,800)
Customer accounts	1,384,176	1,368,202	15,974
Total Deposits	**$1,688,026**	**$1,711,641**	**($23,616)**
Borrowings	$336,014	$334,994	$1,019
Cash and cash equivalents	$72,448	$82,722	($10,274)
Securities	$340,344	$310,860	$29,484
Net loans	$1,675,186	$1,714,416	($39,231)

Liquidity Ratios as of December 31, 2024	
Loan to Deposit	99.27%
Customer Loan to Deposit	112.67%
Primary Liquidity	15.73%
Total Liquidity	32.62%
Brokered to Total Assets	8.20%
Wholesale to Total Assets	23.25%
Borrowings to Total Assets	15.05%

Liquidity as of December 31, 2024 ($ in thousands)

Total Off-Balance Sheet Liquidity Available	Gross Availability	Utilization	Net Availability
FHLB Lines	$558,027	$350,772	$207,255
Federal Reserve Discount Window	17,877	0	17,877
Wholesale Deposits	332,782	182,921	149,861
Uncommitted Lines of Credit	20,000	6,500	13,500
Total off-balance sheet liquidity	**$928,685**		**$388,493**

Total Available Liquidity	
Total off-balance sheet liquidity (available lines of credit)	$388,493
Cash and cash equivalents, less cash for operations	52,117
Excess bond collateral	299,017
Total available liquidity	**$739,627**

Total Available Liquidity as a percentage of:	
Assets of $2,232,006	33%
Deposits of $1,688,026	44%
Uninsured deposits of $390,505	189%

Leading Deposit Market Share

Clallam County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	**First Northwest Bancorp (WA)**	**8**	**1,196**	**42.0**
2	Sound Financial Bancorp Inc. (WA)	3	466	16.4
3	JPMorgan Chase & Co. (NY)	2	257	9.0
4	FS Bancorp Inc. (WA)	2	237	8.3
5	U.S. Bancorp (MN)	2	162	5.7
6	Wells Fargo & Co. (CA)	1	149	5.2
7	Columbia Banking System, Inc. (WA)	2	131	4.6
8	KeyCorp (OH)	2	107	3.8
9	Olympic Bancorp Inc. (WA)	2	93	3.3
10	Washington Federal Inc. (WA)	1	50	1.8
	Total For Institutions In Market	25	2,849	

Whatcom County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Peoples Bancorp (WA)	9	1,238	24.4
2	Bank of America Corporation (NC)	2	583	11.5
3	JPMorgan Chase & Co. (NY)	4	532	10.5
4	U.S. Bancorp (MN)	5	507	10.0
5	Banner Corp. (WA)	5	457	9.0
6	Washington Federal Inc. (WA)	5	423	8.3
7	Wells Fargo & Co. (CA)	2	350	6.9
8	KeyCorp (OH)	4	220	4.3
9	Columbia Banking System, Inc. (WA)	4	194	3.8
10	Pacific Financial Corp. (WA)	2	185	3.6
11	Heritage Financial Corp. (WA)	3	173	3.4
12	**First Northwest Bancorp (WA)**	**3**	**170**	**3.3**
	Total For Institutions In Market	49	5,078	

Kitsap County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	Bank of America Corporation (NC)	5	1,065	25.2
2	Olympic Bancorp Inc. (WA)	10	866	20.5
3	JPMorgan Chase & Co. (NY)	5	761	18.0
4	Wells Fargo & Co. (CA)	4	384	9.1
5	Columbia Banking System Inc. (WA)	4	274	6.5
6	U.S. Bancorp (MN)	3	188	4.4
7	KeyCorp (OH)	4	173	4.1
8	Liberty Northwest Bncp Inc (WA)	1	147	3.5
9	**First Northwest Bancorp (WA)**	**2**	**106**	**2.5**
10	Washington Federal Inc. (WA)	3	80	1.9
	Total For Institutions In Market	45	4,234	

Jefferson County, WA

Rank	Institution (ST)	# Branches	Deposits ($M)	Market Share (%)
1	FS Bancorp Inc. (WA)	2	207	23.7
2	**First Northwest Bancorp (WA)**	**1**	**185**	**21.2**
3	Olympic Bancorp Inc. (WA)	2	164	18.8
4	JPMorgan Chase & Co. (NY)	1	117	13.4
5	U.S. Bancorp (MN)	2	78	8.9
6	Wells Fargo & Co. (CA)	1	71	8.1
7	Sound Financial Bancorp Inc. (WA)	1	51	5.8
	Total For Institutions In Market	10	872	

Source: FDIC; Deposit data as of June 30, 2024

Non-GAAP Reconciliations

Historical CE and TCE Ratios

	2020	2021	2022	2023	2024
			(Dollars in thousands)		
Average shareholders' equity	$ 177,630	$ 187,189	$ 164,453	$ 159,824	$ 158,515
Less: Average goodwill and other intangible assets	-	592	1,155	1,087	1,084
Average disallowed non-mortgage loan servicing rights	4	218	808	612	480
Average tangible common equity	$ 177,625	$ 186,379	$ 162,490	$ 158,125	$ 156,951
Average total assets	$ 1,523,705	$ 1,822,224	$ 2,027,356	$ 2,172,579	$ 2,235,868
Less: Average goodwill and other intangible assets	-	592	1,155	1,087	1,084
Average disallowed non-mortgage loan servicing rights	4	218	808	612	480
Average tangible assets	$ 1,523,700	$ 1,821,414	$ 2,025,393	$ 2,170,879	$ 2,234,305
GAAP Ratio:					
Average shareholders' equity to Average total assets	11.66%	10.28%	8.11%	7.35%	7.09%
Non-GAAP Ratio:					
Average tangible common equity to Average tangible assets	11.66%	10.23%	8.02%	7.28%	7.02%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2020	2021	2022	2023	2024
			(Dollars in thousands)		
Total shareholders' equity	$ 165,285	$ 198,660	$ 176,297	$ 180,766	$ 178,693
Less: Goodwill and other intangible assets	-	1,183	1,089	1,086	1,083
Disallowed non-mortgage loan servicing rights	1	870	714	481	423
Total tangible common equity	$ 165,284	$ 196,607	$ 174,494	$ 179,200	$ 177,188
Total assets	$ 1,645,208	$ 1,917,230	$ 2,018,880	$ 2,181,809	$ 2,218,545
Less: Goodwill and other intangible assets	-	1,183	1,089	1,086	1,083
Disallowed non-mortgage loan servicing rights	1	870	714	481	423
Total tangible assets	$ 1,645,207	$ 1,915,177	$ 2,017,077	$ 2,180,242	$ 2,217,039
GAAP Ratio:					
Equity to total assets	10.05%	10.36%	8.73%	8.28%	8.05%
Non-GAAP Ratio:					
Tangible common equity to tangible assets	10.05%	10.29%	8.65%	8.22%	7.99%

Pre-tax, Pre-provision Net Revenue (PPNR) Calculations

($ in thousands)	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023	2024	2023
Net (loss) income	$ (2,810)	$ (1,980)	$ (2,219)	$ 396	$ (5,522)	$ (6,613)	$ 2,286
Plus: provision for credit losses	3,655	3,134	8,739	970	1,152	16,498	1,323
Provision (benefit) for income taxes	359	(1,203)	(547)	447	(1,354)	(944)	549
PPNR	1,204	(49)	5,973	1,813	(5,724)	8,941	4,158
Selected nonrecurring adjustments to PPNR							
Less: Net gain on sale of premises and equipment	—	—	7,919	—	—	7,919	—
Sale leaseback taxes and assessments included in occupancy and equipment	—	—	(359)	—	—	(359)	—
Net loss on sale of investment securities	—	—	(2,117)	—	(5,397)	(2,117)	(5,397)
Adjusted PPNR	$ 1,204	$ (49)	$ 530	$ 1,813	$ (327)	$ 3,498	$ 9,555
Average total assets	$2,205,502	$2,209,333	$2,219,370	$2,166,187	$2,127,655	$2,200,138	$2,109,200
Return on average assets (GAAP)	-0.51%	-0.36%	-0.40%	0.07%	-1.03%	-0.30%	0.11%
Adjusted PPNR return on average assets (Non-GAAP)	0.22%	-0.01%	0.10%	0.34%	-0.06%	0.16%	0.45%